4

                     SCHEDULE 14A INFORMATION (AMENDMENT #1)

           Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

Filed by the Registrant [X]    Filed by a Party other than the Registrant [   ]
------------------------------------------------------------------------------

Check the appropriate box:
[   ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               Boca Research, Inc.

                (Name of Registrant as Specified In Its Charter)

                               Boca Research, Inc.

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

 ------------------------------------------------------------------------------

                               BOCA RESEARCH, INC.

                              1601 Clint Moore Road

                            Boca Raton, Florida 33487

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 22, 2000

To the Shareholders of
Boca Research, Inc.:

    NOTICE IS HEREBY  GIVEN that the  Annual  Meeting  of  Shareholders  of Boca
Research, Inc. (the "Company") will be held on Monday, May 22, 2000, at 9:00 a.m., Local Time, at the Sheraton Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, FL 33431, for the following purposes:

     1.  To elect  twelve (12)  Directors of the Company to serve until the next
         Annual  Meeting  of   Shareholders  as  more  fully  described  in  the
         accompanying Proxy Statement.

     2. To consider and act upon a proposal to approve an amendment to the Boca Research, Inc. 1996 Non-Employee Director Stock Option Plan to increase the number of shares covered thereby from 200,000 shares to 500,000 shares.

     3. To consider and act upon a proposal to approve an amendment to the Boca Research, Inc. 1996 Non-Employee Director Stock Option Plan to increase the number of shares subject to options issued annually to each non-employee director from 10,000 shares to 12,000 shares.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The close of business on March 31, 2000 has been fixed by the Board of Directors as the record date for the determination of the Shareholders entitled to notice of and to vote at the meeting or any adjournments thereof. Shareholders are requested to date, sign and mail the enclosed proxy promptly in the enclosed addressed envelope. If you should be present at the meeting and desire to vote in person, you may withdraw your proxy.

                                    By Order of the Board of Directors,

                                    /s/Robert W. Federspiel

                                    Robert W. Federspiel, Secretary

Please note that a continental breakfast will be available at 8:30 a.m.

April 28, 2000

                               BOCA RESEARCH, INC.

                              1601 Clint Moore Road

                            Boca Raton, Florida 33487

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                                       April 28, 2000

To the Shareholders of
Boca Research, Inc.:

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boca Research, Inc. (the "Company") from the holders of Company common stock, par value $0.01 per share ("Common Stock"), as of the record date of March 31, 2000 (the "Shareholders") to be used at the Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held at 9:00 a.m., Local Time, on Monday, May 22, 2000, at the Sheraton Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, FL 33431. A continental breakfast will be available at 8:30 a.m.

     Any proxy given pursuant to this solicitation may be revoked by notice in writing to the Secretary prior to the voting, by the Shareholder delivering a proxy bearing a later date or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof. The giving of the proxy does not affect the right to vote in person should the Shareholder attend the meeting.

     The entire cost of preparing and mailing the proxy material will be borne by the Company. Solicitation of proxies will be made by mail, personally, or by telephone or telegraph, by officers, directors and regular employees of the Company. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the Shareholders and the Company will reimburse such institutions for their out-of-pocket expenses incurred thereby.

     It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, whether you plan to attend or not, you are urged regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly.

     The approximate date on which this proxy will be first mailed to Shareholders is May 3, 2000.

     Shares of Common Stock are the only outstanding voting securities of the Company.

     In accordance with the By-Laws of the Company, the Board of Directors has fixed the close of business on March 31, 2000 as the record date (the "Record Date") for determining the Shareholders entitled to notice of and to vote at the Annual Meeting and adjournments thereof. At the close of business on such date, the outstanding number of voting securities of the Company was 11,601,438 shares of Common Stock, each of which is entitled to one vote. All votes will be tabulated by employees of Boston EquiServe, L.P., the Company's transfer agent for the Common Stock, who will serve as inspector of election. Abstentions and broker non-votes are each included in the determination of the number of shares present but are not counted on any matters brought before the meeting.

                               SECURITY OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2000 (i) by each person who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) by each director, the Chief Executive Officer and the Named Executive Officers (defined below) and (iii) by all executive officers and directors of the Company as a group. Except as otherwise noted, each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law.


                                                                            Amount and Nature
                                                                              of Beneficial     Percent

                                      Name of Beneficial Owner                  Ownership      of Class

                            Infomatec Integrated Information Systems AG
                              Steinerne Furt 76
                              86167 Augsburg, Germany...................       1,747,965         15.1%
                            National Semiconductor Corporation
                              2900 Semiconductor Drive

                              Santa Clara, CA  95052-8090...............         691,085          6.0%
                            Robert W. Ferguson (1)......................         245,222          2.1%
                            Larry L. Light (2)..........................          86,404
                                                                                               *
                            Anthony F. Zalenski (3).....................         608,875          5.2%
                            Navroze S. Mehta (4)........................               0
                                                                                               *
                            Alex S. Oprescu (5).........................          17,684
                                                                                               *
                            H. Ric Luhrs (6)............................          38,829
                                                                                               *
                            Douglas K. Raborn (7).......................          10,000
                                                                                               *
                            Joseph M. O'Donnell (8).....................          38,829
                                                                                               *
                            Arthur R. Wyatt (9).........................          60,829
                                                                                               *
                            Blaine E. Davis (10)........................          45,829
                                                                                               *
                            Eduard Will (11)............................          10,000
                                                                                               *
                            Karl Gruns (12).............................          10,000
                                                                                               *
                            Michael S. Polacek (13).....................          10,000
                                                                                               *
                            Bernard A. Carballo (14)....................          10,000
                                                                                               *
                            All  directors  and  executive  officers as a
                            group (14 persons) (15).....................       1,239,685         10.7%
----------

*     Less than 1%

(1) Chief Executive Officer of the Company. Includes 190,222 shares owned by a trust of which Mr. Ferguson is grantor and 55,000 shares which Mr. Ferguson has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(2) Chief Operating Officer of Inprimis Technologies, Inc. Includes 83,880 shares which Mr. Light has the right to acquire within sixty days pursuant to the 1992 Stock Option Plan.

(3) Former President and Chief Executive Officer of the Company. Includes 498,176 shares which Mr. Zalenski has the right to acquire within sixty days pursuant to the 1992 Stock Option Plan.

(4)  Former President of Boca Global, Inc.

(5) Senior Vice President, Worldwide Business Development of the Company. Includes 16,846 shares which Mr. Oprescu has the right to acquire within sixty days pursuant to the 1992 Stock Option Plan.

(6) Director of the Company. Includes 20,000 shares which Mr. Luhrs has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(7) Director of the Company. Includes 10,000 shares which Mr. Raborn has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(8) Director of the Company. Includes 35,000 shares which Mr. O'Donnell has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(9) Director of the Company. Includes 30,000 shares which Mr. Wyatt has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Plan.

(10) Director of the Company. Includes 35,000 shares which Mr. Davis has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(11) Director of the Company. Includes 10,000 shares which Mr. Will has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(12) Director of the Company. Includes 10,000 shares which Mr. Gruns has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(13) Director of the Company. Includes 10,000 shares which Mr. Polacek has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(14) Director of the Company. Includes 10,000 shares which Mr. Carballo has the right to acquire within sixty days pursuant to the 1996 Non-Employee Director Stock Option Plan.

(15) Includes 823,902 shares which certain individuals have the right to acquire within sixty days pursuant to the Non-Qualified Stock Option Plan, 1992 Stock Option Plan, 1992 Non-Employee Director Stock Option Plan and 1996 Non-Employee Director Stock Option Plan.

                              ELECTION OF DIRECTORS

     The Board of Directors has fixed the number of directors at twelve (12) for the coming year. At the Annual Meeting, the directors will be elected to hold office until the next Annual Meeting and until their successors are elected and qualified. Each designee listed below has consented to serve if elected. If any nominee is unable to serve, proxies will be voted for such other candidate as may be nominated by the Board of Directors and within the guidelines of a certain Stock Purchase Agreement dated June 1, 1999 between the Company and Infomatec.

     Directors will be elected by a plurality of the votes properly cast at the Annual Meeting. Abstentions and broker non-votes will not be treated as votes cast for this purpose.

Nominees

     The nominees for election as directors, their ages, their positions with the Company, the period during which they have served as directors and their principal occupations and other directorships held by them are set forth below.

     Bernard A. Carballo, 51, has been a director of the Company since March 2000. Mr. Carballo is the Executive Vice President of Sales, Marketing, Product Line Management, and Customer Service Operations of Seagate Technology, Inc. Prior to that, he was Vice President, Product Line Management, Oklahoma City Operations. Mr. Carballo joined Seagate in 1989, when Seagate acquired Control Data Corporation's data storage facility. With 20 years experience at CDC, his responsibilities included planning and developing CDC's Tuas manufacturing operations in Singapore.

     Blaine E. Davis, 64, has been a director of the Company since February 1998. Mr. Davis has served as Vice-Chairman of EastGate Services (Asia) Ltd., an information services provider in China, since 1998. Mr. Davis has been a Senior Partner of Telecom Associates, Ltd., a provider of business development and management and advisory services, since 1995. From 1970 to 1995, Mr. Davis was employed by AT&T Corporation, where he held a variety of senior management positions.

     Robert W.  Ferguson,  76,  has  served as Chief  Executive  Officer  of the
Company since January 2000, and Chairman of the Board of Directors of the Company since May 1997, having served as Vice Chairman since February 1994. Mr. Ferguson has been a Board member since 1993. He has been President of Robert W. Ferguson and Associates, a consulting and investment firm, since its formation in 1986. Prior thereto, Mr. Ferguson held senior management positions with AT&T Corporation.

     Karl Gruns, 52, has been a director of the Company since August 1999. A Certified Public Accountant, Mr. Gruns, since 1998, has been the Chief Financial Officer and member of the board of Infomatec Integrated Information Systems AG, a producer of high-end, innovative e-commerce systems. Prior to joining Infomatec, he operated his own accounting practice in Munich, Germany. Before that, Mr. Gruns was employed by KPMG LLP for six years.

     H. Ric Luhrs, 69, has been a director of the Company since June 1998. Mr. Luhrs is the Chairman, President and Chief Executive Officer of The Beistle Co., a manufacturer of paper novelties, decorations, and party goods, and has served in that capacity since 1960. He is President of the Lakeside Holding Co., Inc. and A-1 Holding, Inc. He is the owner of Luhrs Gem Testing Laboratory and Chairman of The Walking Quail Sporting Goods Store.

     Joseph M. O'Donnell, 53, has been a director of the Company since September 1996. Since December 1997, Mr. O'Donnell has served as Co-chairman of Artesyn Technologies, Inc. (formerly Computer Products, Inc.), a leading communications power conversion company, from February 1997 to December 1997, as its Chairman, and, since July 1994, as its Chief Executive Officer and President. From March 1994 to June 1994 and from October 1992 to September 1993, Mr. O'Donnell was Managing Director of O'Donnell Associates, a consulting firm.

     Michael S. Polacek, 36, has been a director of the Company since March 2000. Mr. Polacek is Vice President and General Manager of National Semiconductor's Information Appliance Division. Prior to that, Mr. Polacek was Senior Director of National Semiconductor's PC and Processor Division in Japan. He previously served in National's International Business Group as Director of the Mass Storage Segment business unit and Director of the Personal Systems Segment business unit. Before joining National Semiconductor in June 1992, Mr. Polacek held various management positions at Philips Semiconductor.

     Douglas K. Raborn, 43, has been a director of the Company since January 1999. He is the Chief Executive Officer and owner of Raborn & Co., Inc., a fee-only money manager. Mr. Raborn has been managing money for 17 years. He is a past member of the Tennessee and Florida Bar Associations.

     Philip A. Vachon, 43, has been a director of the Company since April 2000. Mr. Vachon is Senior Vice President of Worldwide Sales of Liberate Technologies. Prior to joining Liberate, he spent eight years at Oracle Corporation in various sales and alliances positions, including Vice President of Alliances and Vice President of Communications. He previously worked at Applied Data Research for four years in several sales and technical positions.

     Rob van Oostenbrugge, 53, has been a director of the Company since April 2000. Mr. van Oostenbrugge is Executive Vice President of Philips Consumer Electronics and Chief Executive Officer of Digital Networks. In 1993, Mr. van Oostenbrugge started a new group at Philips for digital products/systems, and from 1987 through 1992, Mr. van Oostenbrugge was involved in defining Philips HDTV strategy. Prior to that, Mr. van Oostenbrugge was Commercial Advisor to the Board of Philips' Joint Venture with the Government of Egypt. He also served as a product/marketing manager for the Far East and was based in Singapore. Mr. van Oostenbrugge has been with Philips since 1977 when he joined the Consumer Electronics Division as a Regional Manager.

     Eduard Will, 58, has been a director of the Company since August 1999. Mr. Will is the Chairman and Chief Executive Officer of Infomatec AG International Inc., a 100% subsidiary of Infomatec Integrated Information Systems AG. Prior to that, Mr. Will served as Chairman and Chief Executive Officer of Allmonde Investments Ltd., a Hong Kong-based investment banking and consulting company. Mr. Will also serves as the Chairman of Beijing InfoChina Information Technology Ltd., Beijing.

     Arthur R. Wyatt, 72, has been a director of the Company since May 1997. Mr. Wyatt has been a professor at the University of Illinois since 1992. Mr. Wyatt is a member of the audit committee of the Farm Credit Bank System, a director of First Busey Corporation and a member of the Board of Trustees of the University of Illinois Foundation. Mr. Wyatt has previously served as a member of the Financial Accounting Standards Board and as a member of the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. Mr. Wyatt was previously a Managing Director of Arthur Andersen & Co.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Board Meetings

     The Company's Board of Directors met eighteen (18) times during the year ended December 31, 1999. Each director of the Company attended at least 75% of the aggregate of all board meetings and meetings of committees on which such director served.

Committees

     The Company's Board of Directors has established an Audit Committee (the "Audit Committee"), a Compensation Committee (the "Compensation Committee"), and a Nominating Committee (the "Nominating Committee"). During the year ended December 31, 1999, the Audit Committee met six (6) times, and the Compensation Committee met twelve (12) times. The Nominating Committee did not meet during the year ended December 31, 1999.

     The functions of the Audit Committee include reviewing the Company's accounting policies, practices and controls and the results of the annual audits of the Company's accounts conducted by the Company's independent auditors and the recommendations of the auditors with respect to accounting systems and controls. The members of the Audit Committee during 1999 were Messrs. Davis, Gruns, Ferguson, O'Donnell, and Wyatt.

     The functions of the Compensation Committee include reviewing and approving the Company's compensation and benefit policies and administering the Company's stock option and stock purchase plans. The members of the Compensation Committee during 1999 were Messrs. Davis, Ferguson, Luhrs, O'Donnell, Will, and Wyatt. Mr. Ferguson resigned from the Compensation Committee effective January 10, 2000.

     The functions of the Nominating Committee include reviewing and making recommendations with respect to senior management and board positions. The members of the Nominating Committee during 1999 were Messrs. O'Donnell and Wyatt. The Nominating Committee would consider nominees recommended by security holders, though no formal procedures are in place for such process.

                     APPROVAL OF PROPOSED AMENDMENTS TO THE

                 BOCA RESEARCH, INC. 1996 NON-EMPLOYEE DIRECTOR

                                STOCK OPTION PLAN

General

     The Boca Research, Inc. 1996 Non-Employee Director Stock Option Plan (the "Director Plan"), which was approved by the Board of Directors on February 6, 1996 and approved by the shareholders on May 20, 1996, provides for the grant of options to purchase Common Stock of the Company to non-employee directors of the Company. The Director Plan is intended to promote the interests of the Company by providing an inducement to attract and retain the services of qualified persons who are not employees or officers of the Company to serve as members of the Company's Board of Directors.

     Set forth below is a summary of the principal provisions of the Director Plan, a copy of which may be obtained from the Secretary of the Company upon request. The Board of Directors recommends that the shareholders approve each of the two proposed amendments to the Director Plan specified below. The affirmative vote of the holders of at least a majority of the Common Stock voting in person or by proxy at the meeting will be required for the approval of each of the two proposed amendments to the Director Plan.

Option Grants Under the Director Plan

     Currently, each non-employee director is automatically granted an option to purchase 10,000 shares of Common Stock under the following circumstances: (i) an option is automatically granted to each non-employee director who is initially elected to the Board of Directors, upon his or her election to the Board of Directors; and (ii) an option is granted to each non-employee director on the date of each meeting of the shareholders of the Company at which such director is re-elected to the Board of Directors. In addition, the Chairman of the Board of Directors receives an automatic grant of an option to purchase an additional 5,000 shares of Common Stock upon his or her initial election, or upon re-election, as Chairman of the Board.

Administration and Eligibility

     The Director Plan is administered by the Board of Directors or by a committee appointed by the Board. Currently, a total of up to 200,000 shares of Common Stock may be issued upon the exercise of options granted under the Director Plan. Any shares subject to options granted pursuant to the Director Plan which terminate or expire unexercised will be available for future grants under the Director Plan. Only directors of the Company who are not employees or officers of the Company or any subsidiary ("Outside Directors") will be eligible to receive options under the Director Plan. The Company currently has eleven
(11) Outside Directors (which number may change in the future). All options granted under the Director Plan will be non-qualified options not entitled to treatment as incentive stock options under Section 422 of the Internal Revenue Code.

Terms of Options

     The exercise price per share for all options granted under the Director Plan shall be the fair market value of the shares of Common Stock covered by the option on the date of grant of such option. All options vest in full on the date of grant. The term of each option will be for a period of 10 years from the date of grant. Options may not be assigned or transferred except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and are exercisable only while the optionee is serving as a director of the Company or within 30 days after the optionee ceases to serve as a director of the Company (except that if the director becomes disabled or dies while serving as a director of the Company, the option is exercisable prior to the last day of the sixth or twelfth month, respectively, following the date which such person ceases to be a director). The exercise price of options granted under the Director Plan must be paid in full upon exercise, and payment may be made in cash or in shares of the Common Stock of the Company already owned for a period of six months by the person exercising such option, or in some combination thereof.

Termination or Amendment of the Director Plan

     Unless sooner terminated, the Director Plan will terminate on February 6, 2006, ten years from the date upon which the Director Plan was originally approved by the Board of Directors of the Company. The Board of Directors may at any time terminate, modify or amend the Director Plan; provided, however, that no modification or amendment may be made more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to change (i) the requirements for eligibility under the Director Plan, (ii) the timing of the grants of options to be granted under the Director Plan, or (iii) the number of shares subject to options to be granted under the Director Plan either in the aggregate or to one director. Any amendment to the provisions of the Director Plan which (i) materially increases the number of shares which may be subject to options granted under the Director Plan, (ii) materially increases the benefits accruing to optionees under the Director Plan, or (iii) materially modifies the requirement for eligibility to participate in the Director Plan, shall be subject to approval by the Company's shareholders. Termination, modification or amendment of the Director Plan shall not, without the consent of an optionee, affect such optionee's rights under an option previously granted to him or her.

Recapitalization; Reorganization; Change of Control

     The Director Plan provides that the number and kind of shares as to which options may be granted thereunder and as to which outstanding options then unexercised shall be exercisable shall be adjusted to prevent dilution in the event of any reorganization or recapitalization (other than as the result of an Acquisition, as such term is hereinafter defined), reclassification, stock subdivision, combination of shares or dividends payable in capital stock. If the Company is to be consolidated with or acquired by another entity in a merger, or in a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the Board of Directors of any entity assuming the obligations of the Company (the "Successor Board"), shall, as to outstanding options, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (ii) upon written notice to the optionees, provide that all options must be exercised (to the extent then exercisable) within a specified number of days of the date of such notice, at the end of which period the options shall terminate, or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such options (to the extent then exercisable) over the exercise price thereof.

     Upon dissolution or liquidation of the Company, all options granted under the Director Plan shall terminate.

First Proposed Amendment to the Director Plan

     The Board of Directors has adopted an amendment to the Director Plan, subject to approval by the shareholders, which increases the number of shares of Common Stock reserved for issuance under the Director Plan from 200,000 shares of Common Stock to 500,000 shares of Common Stock.

     As of April 26, 2000, no shares were available for new grants under the Director Plan. Accordingly, the Board of Directors believes that the number of authorized shares available for issuance under the Director Plan should be increased from 200,000 to 500,000 to enable the Company to continue granting options to non-employee directors of the Company as a significant component of the compensation paid to such directors for their services.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS FIRST PROPOSED AMENDMENT TO THE DIRECTOR PLAN, INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE DIRECTOR PLAN FROM 200,000 SHARES OF COMMON STOCK TO 500,000 SHARES OF COMMON STOCK.

Second Proposed Amendment to the Director Plan

     The Board of Directors has adopted an amendment to the Director Plan, subject to approval by the shareholders, which provides for an increase in the number of shares subject to an option automatically granted to each non-employee director pursuant to the terms of the Director Plan, from an option to purchase 10,000 shares of Common Stock to an option to purchase 12,000 shares of Common Stock. The Board of Directors believes that such increase is appropriate given the high degree of involvement of, and the guidance provided by, the directors in overseeing the Company's activities.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS SECOND PROPOSED AMENDMENT TO THE DIRECTOR PLAN, INCREASING THE NUMBER OF SHARES SUBJECT TO AN OPTION AUTOMATICALLY GRANTED TO EACH NON-EMPLOYEE DIRECTOR PURSUANT TO THE TERMS OF THE DIRECTOR PLAN, FROM AN OPTION TO PURCHASE 10,000 SHARES OF COMMON STOCK TO AN OPTION TO PURCHASE 12,000 SHARES OF COMMON STOCK.

                                NEW PLAN BENEFITS

     In the event all non-employee director nominees listed in this Proxy Statement are elected and the amendments to the Director Plan identified above are approved, then the following persons will receive the following number of options in fiscal year 2000. To the extent a non-employee director nominee is not elected, he will not receive any options under the Director Plan in fiscal year 2000. See "Approval of Proposed Amendments to the Boca Research, Inc. 1996 Non-Employee Director Stock Option Plan" for a description of the options which are provided for under the Director Plan.


Name and Position                                   Dollar Value             Number of Options
-----------------                                   ------------             -----------------

Bernard A. Carballo, Director                                *                          12,000
Blaine E. Davis, Director                                    *                          12,000
Karl Gruns, Director                                         *                          12,000
H. Ric Luhrs, Director                                       *                          12,000
Joseph M. O'Donnell, Director                                *                          12,000
Michael S. Polacek, Director                                 *                          12,000
Douglas K. Raborn, Director                                  *                          12,000
Philip A. Vachon, Director                                   *                          12,000
Rob van Oostenbrugge, Director                               *                          12,000
Eduard Will, Director                                        *                          12,000
Arthur R. Wyatt, Director                                    *                          12,000
   Executive Officers                                        *                               0
   Non-Executive Director Group                              *                         132,000
   Non-Executive Officer Employer Group                    N/A                               0


* The options will have an exercise price equal to the closing price of the Company's Common Stock on The Nasdaq National Market on the date of grant. Consequently, on the date of grant the options will have no dollar value.

                             EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation earned by or paid to the Company's Chief Executive Officer and the Company's four most highly compensated executive officers (other than the Chief Executive Officer) who served in such capacities during the fiscal year ending December 31, 1999 (the "Named Executive Officers"), for all services rendered in all capacities to the Company and its subsidiaries for the year ended December 31, 1999.

                           Summary Compensation Table

                                                                                                         Long Term

                                                               Annual                Other             Compensation

                      Name and                              Compensation            Annual       Options/      All Other
                                                     -------------------------
                 Principal Position            Year     Salary         Bonus     Compensation     SARs(1)    Compensation
         ---------------------------------    -------------------  ------------ --------------------------- -------------

         Anthony F. Zalenski..............    1999   $ 371,493     $    -        $  6,923 (3)       -        $  3,808 (2)
           President and CEO                  1998     330,583          -                   -     109,423       4,000 (2)
                                              1997     357,517          -          41,538 (3)     138,753 (4)   4,000 (2)

         Robert W. Ferguson...............    1999        -             -         423,623 (5)      15,000         -
           Chairman of the Board              1998        -             -          85,495 (6)      15,000         -
                                              1997        -             -          57,750 (7)       -             -

         Navroze S. Mehta.................    1999     193,237          -                   -       -         195,679 (11)
           President, Boca Global, Inc.       1998      37,308 (12)     -          25,000 (8)      75,000         -
                                              1997           -          -                   -       -             -

         Larry L. Light...................    1999     160,204          -          55,091 (9)       -           3,933 (2)
           Chief Operating Officer, Inprimis  1998     133,017          -                   -      22,107       3,021 (2)
           Technologies, Inc.                 1997     133,464          -                   -      28,680 (4)   3,375 (2)

         Alex Oprescu.....................    1999     186,793      27,000 (14)   25,202 (10)       -           2,167 (2)
           Senior    Vice    President    of  1998     138,540           -            -            29,807       1,324 (2)
         Worldwide

           Business Development               1997      87,500 (13)      -            -            15,000         -
----------

(1) Represents shares of Common Stock issuable upon exercise of options granted to the named executive officer under the Company's 1992 Stock Option Plan or the 1996 Non-Employee Director Stock Option Plan.

(2) Reflects cash compensation contributed by the Company pursuant to its 401(k) Plan on behalf of the named executive officer.


(3) Represents the payment of accrued and unused vacation to the named executive officer.


(4) Includes the following shares subject to options which were granted in exchange for the cancellation of certain options held by such persons: Mr. Zalenski 38,753; and Mr. Light 8,180.

(5) Represents (i) gain recognized from the exercise of options under the Company's 1992 Stock Option Plan of $203,738, representing the difference between the fair market value on the date of exercise of non-qualified options to purchase 37,255 shares of Common Stock and the aggregate exercise price thereof; and (ii) $219,885 paid for services provided as Chairman of the Board of the Company.

(6) Represents $54,000 cash compensation and $31,495 paid in Company stock in lieu of cash for board meeting attendance.


(7)  Represents compensation paid for board meeting attendance.


(8) Represents a signing bonus paid to Mr. Mehta upon commencement of his employment with the Company on October 19, 1998.


(9) Represents other compensation resulting from the exercise of options under the Company's 1992 Stock Option Plan of $52,045 and payment of accrued and unused vacation to the named executive officer of $3,046.

(10) Represents other compensation resulting from the exercise of options under the Company's Non-Qualified Stock Option Plan and 1992 Stock Option Plan.

(11) Represents cash compensation of $1,679 contributed by the Company pursuant to its 401(k) Plan on behalf of Mr. Mehta and $194,000 severance paid under Mr. Mehta's employment agreement. Mr. Mehta resigned his position as President of Boca Global, Inc. on December 15, 1999.


(12) Mr. Mehta began employment with the Company on October 19, 1998.


(13) Reflects compensation paid to Mr. Oprescu beginning on July 1, 1997, the date that his employment with the Company commenced.


(14) Reflects performance-based bonus paid to Mr. Oprescu in June 1999.


Grants of Stock Options

     The following table shows with respect to the Named Executive Officers information regarding options granted under the Company's Stock Option Plans during 1999.


                                                                                                          Potential Realized

                                                % of Total                                                 Value at Assumed
                                                  Options                                                Rates of Stock Price
                                                Granted to                                                 Appreciation for
                               Options         Employees in         Exercise          Expiration           Option Term (2)
          Name                 Granted          Fiscal Year         Price (1)            Date                5%        10%
                                                                                                        ----------  ------
--------------------------    -----------     ----------------    --------------    ---------------

Robert W. Ferguson              15,000           4.1%               $5.93750             08/16/09        $56,011     $141,943



(1) The exercise price of the option represented the fair market value of the Common Stock on the date of grant. The option became fully vested and exercisable on the date of grant.

(2) These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

Stock Option Exercises and Fiscal Year End Stock Option Values

     The following table shows, with respect to the Company's Chief Executive Officer and the other Named Executive Officers named in the Summary Compensation Table (i) the number of shares of Common Stock underlying options exercised during 1999, (ii) the aggregate dollar value realized upon the exercise of such options, (iii) the total number of exercisable and unexercisable options held on December 31, 1999, and (iv) the aggregate dollar value of in-the-money options on December 31, 1999.

                 Aggregated Option Exercises in Last Fiscal Year

                     and Option Values at December 31, 1999

                                           Shares                      Number of           Value of Unexercised
                                         Acquired on   Value      Unexercised Options      in-the-Money Options

                         Name             Exercise   Realized  Exercisable/Unexercisable  Exercisable/Unexercisable(1)
                 --------------------   ------------ --------- -------------------------   -------------------------

                 Anthony  F.  Zalenski      --       $  --       425,258      72,918       $ 381,891     $--
                 (2)

                 Robert W. Ferguson       100,000     546,875     55,000       --             19,219      --
                                            (3)

                 Navroze S. Mehta (4)       --         --         30,000       --            150,938      --
                 Larry L. Light           12,107       52,045     74,805      13,875          43,438      --
                 Alex S. Oprescu           4,961       25,202     26,846      13,000          59,560     13,000
----------

(1) Value of unexercised in-the-money stock options represents the difference between the exercise prices of the stock options and $6.625, the closing price of the Company's Common Stock on The Nasdaq National Market on December 31, 1999.

(2) Effective January 10, 2000, Mr. Zalenski departed the Company. Under the terms of his employment agreement with the Company, all of Mr. Zalenski's options vested as of such date.

(3) On July 26, 1999, Mr. Ferguson exercised an option to purchase 100,000 shares of Company Common Stock. Mr. Ferguson currently holds these 100,000 shares in a personal trust.

(4) Mr. Mehta resigned his position as President of Boca Global, Inc. on December 15, 1999. Mr. Mehta exercised all options granted to him that were vested at such time on January 13, 2000, pursuant to the terms of the Company's stock option plans.

Director Compensation

     Directors of the Company who are not employees of the Company receive an annual fee of $5,000 and $1,000 for each board or committee meeting attended, except that such persons receive $500 for attendance at each committee meeting held on the same day as a board meeting and for participation in each meeting by telephone. Additional compensation paid to the Chairman of the Board is set annually, and will typically range from $10,000 to $50,000, depending on the level of involvement required of the Chairman as the needs of the Company demand. In light of his high degree of involvement with the Company in 1999, Mr. Robert Ferguson, the Chairman of the Board in 1999, was paid additional compensation of $133,385 in 2000 for services provided to the Company in 1999. Additionally, the Chairmen of the Audit Committee and Compensation Committee receive an annual fee of $3,000. The directors are entitled to reimbursement of out-of-pocket expenses incurred in connection with attending board or committee meetings. Each non-employee director becomes eligible to be granted options to purchase 10,000 shares of Common Stock upon (i) his or her initial election to the Board of Directors; and (ii) each meeting date of the Shareholders at which such director is re-elected to the Board of Directors. The Chairman of the Board of Directors becomes eligible to be granted options to purchase an additional 5,000 shares of Common Stock upon (i) his or her initial election to the Board of Directors and (ii) his or her re-election as Chairman. The options vest in full on the date of grant.

Employment Agreements; Change in Control Agreements

     On April 24, 1995 the Company had entered into an Employment Agreement with Mr. Anthony F. Zalenski, which provided that for consecutive one-year terms, unless terminated upon 60 days' prior notice by either the Company or Mr. Zalenski, Mr. Zalenski would serve as President and Chief Executive Officer of the Company for an annual base salary of $360,000. During each one-year term, Mr. Zalenski would be entitled to be paid an incentive bonus equal to a percentage of the annual base salary then in effect, subject to achieving such financial targets as the Company's Compensation Committee determined. In the event that Mr. Zalenski's employment were to be terminated without cause, Mr. Zalenski would be entitled to severance pay equal to one year's salary. In the event of a change of control of the Company, the Compensation Committee would be required to make appropriate provisions for the continuation of the stock options held by Mr. Zalenski (to the extent such options were not exercisable) by substituting, on an equitable basis, options to purchase similar securities of the entity acquiring or succeeding to the rights of the Company in such change of control. On January 10, 2000, Mr. Zalenski departed the Company. Pursuant to the terms of his Employment Agreement, Mr. Zalenski is being paid each month 1/12th of his 1999 base salary, for a maximum one year period following his departure from the Company and only for so long as he does not obtain alternative employment. Additionally, all of Mr. Zalenski's options vested as of January 10, 2000.

     On October 16, 1998 the Company entered into an Employment Agreement with Mr. Robert W. Ferguson pursuant to which Mr. Ferguson provided certain consulting advice and attended Operations Committee meetings through the second quarter of 1999. On March 31, 1999 this Employment Agreement was extended until June 30, 1999 by Mr. Ferguson and the Company. Mr. Ferguson's compensation for services provided under this Agreement was an option to purchase an additional 100,000 shares of Company Common Stock.

     On January 13, 2000 the Company entered into an Employment Agreement with Mr. Alex Oprescu, which provides that for so long as the Employment Agreement is not terminated pursuant to its terms, Mr. Oprescu shall serve as Senior Vice President - Worldwide Business Development of the Company, for an annual base salary of $120,000, plus other benefits. Mr. Oprescu may terminate the
Employment  Agreement  for any  reason,  upon  sixty  (60)  days'  notice to the
Company. The Company may terminate the Employment Agreement for Cause (as defined in the Employment Agreement), upon Mr. Oprescu's death or disability, or without Cause. In the event Mr. Oprescu's employment is terminated without Cause, Mr. Oprescu shall be entitled to severance pay equal to one year's base salary and, provided that Mr. Oprescu has been employed for three (3) continuous years, all of his existing stock options at such time shall become immediately vested. In the event of a Change of Control (as defined in the Employment Agreement), all of Mr. Oprescu's existing options at such time shall automatically accelerate and become fully vested and exercisable.

     On March 17, 2000 the Company entered into an Employment Agreement with Mr. Larry Light, which provides that for so long as the Employment Agreement is not terminated pursuant to its terms, Mr. Light shall serve as Chief Operating Officer of Imprimis Technologies, Inc., a subsidiary of the Company, for an annual base salary of $200,000, plus other benefits. Mr. Light may terminate the Employment Agreement for any reason, upon sixty (60) days' notice to the Company. The Company may terminate the Employment Agreement for Cause (as defined in the Employment Agreement), upon Mr. Light's death or disability, or without Cause. In the event Mr. Light's employment is terminated without Cause, Mr. Light shall be entitled to severance pay equal to one year's base salary and, provided that Mr. Light has been employed for three (3) continuous years, all of his existing stock options at such time shall become immediately vested. In the event of a Change of Control (as defined in the Employment Agreement), all of Mr. Light's existing options at such time shall automatically accelerate and become fully vested and exercisable.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee during 1999 included Messrs. Davis, Ferguson, Luhrs, O'Donnell, Will, and Wyatt. Mr.
Ferguson resigned from the Compensation Committee effective January 10, 2000.

Stock Price Performance Graph

     The Stock Price Performance Graph set forth below compares the cumulative total shareholder return on the Common Stock of the Company for the period from the Company's fiscal year ended December 31, 1994 through the Company's fiscal year ended December 31, 1999, with the cumulative total return during the same period on the Nasdaq Stock Market-U.S. Companies Index, the Nasdaq Computer Manufacturers Index and the Nasdaq Non-Financial Stock Index (assuming the investment of $100 in Company Common Stock, the Nasdaq Stock Market-U.S.
Companies Index, the Nasdaq Computer Manufacturers Index and the Nasdaq Non-Financial Stock Index on January 1, 1994, and reinvestment of all dividends).

                    PERFORMANCE GRAPH FOR BOCA RESEARCH, INC.

          [Insert Performance Graph and Legend for Boca Research, Inc.

                      Report of the Compensation Committee

Overview

     The Compensation Committee is responsible for setting the overall policies that govern the Company's executive compensation plan and seeks to provide executive compensation that will attract and retain talented executives.

Compensation Principles

     The Company's earnings per share (EPS) is the focal point and performance measure for the annual incentive plan. The executive compensation plan is fundamentally a pay for performance program which is designed to stimulate a sense of ownership, to reinforce the importance of teamwork and to provide rewards that are commensurate with the profitability of the Company. In essence, the plan is designed to reinforce the strategic goals of the Company and therefore is critical in promoting long-term shareholder value.

     To meet these objectives, the Company has a compensation program that provides a base salary, an annual cash incentive opportunity and long-term equity based compensation as deemed appropriate. Company executives are eligible to receive the cash incentive and long-term equity based compensation only upon the Company's achievement of a significant increase in EPS growth. In determining executive compensation, the Compensation Committee evaluates both the total compensation package and its individual elements, and periodically considers compensation data developed by independent compensation consultants for companies in the computer industry which are the Company's competitors for executive talent.

Base Salaries

     Base salary levels are targeted at levels sufficient to attract and retain the highest quality executives, only when viewed in conjunction with the other elements of the executive compensation program. The Company will continue in 2000 to link total management pay with company profitability. Increases in compensation will be earned solely on business success through the incentive bonus plan and stock option awards plan. Adjustments to base salaries will be made only by exception to eliminate pay inequities. Based on individual circumstances, the compensation committee may elect to award bonuses rather than to adjust base salaries.

Annual Incentives -- Cash Bonuses

     All senior executives of the Company are eligible to participate in the annual incentive bonus plan. This plan is designed to recognize and reward senior executives for their contributions to the overall growth and profitability of the Company. The plan offers a downside since bonuses are not normally paid if the Company does not achieve the significant increase in EPS growth required by the plan. The total compensation for each member of the executive team, if the targets are not met, is then limited to the base salary. Under this plan, members of senior management are eligible to earn significant rewards, but only as the Company becomes increasingly profitable.

     The plan is designed to offer higher than average rewards but only for considerably better than average performance which results in a significant increase in EPS growth. The executives have a predetermined payout as a percentage of base salary if certain levels of EPS are achieved. If the Company's actual EPS is below a threshold level, then awards, if any, may only be granted at the sole discretion of the Compensation Committee. Once the threshold level of performance is achieved, awards are earned up to a maximum amount. The actual payout will be determined by the Chief Executive Officer, in conjunction with the Compensation Committee, based on each executive's actual performance.

     In light of the Company's financial results in 1999, no bonuses were paid to the Company's senior management since the Company did not achieve the EPS targets established under the annual incentive bonus plan.

Long-term Equity Compensation -- Stock Options

     The Company adopted the 1992 Stock Option Plan to attract, retain and incentivize eligible key employees by encouraging and enabling them to obtain an equity interest in the Company, thereby aligning their interest with the long-term interest of the Company and its shareholders. The 1992 Stock Option Plan is a vehicle for recognizing the key influence that today's planning and strategic decision-making has on future profitability. The Compensation Committee supports the granting of stock options as a significant proportion of the compensation opportunity available to executives under the Company's compensation program.

     Stock options are generally granted at prices equal to the fair market value of the Common Stock on the date of grant. Therefore, any gain from the exercise of stock options will occur only when the price of the Company Common Stock increases above the option grant price, which in turn reflects the creation of shareholder value. In 1999, the Compensation Committee granted stock options to the Named Executive Officers as outlined in the Summary Compensation Table contained herein.

Compensation -- Chief Executive Officer

     The Compensation Committee considers competitive marketplace compensation data paid to executives by other companies in setting the compensation of the Company's Chief Executive Officer. The Compensation Committee's annual objective in setting the Chief Executive Officer's base salary is to approach the median of salaries paid to chief executive officers in peer companies and other high technology companies of approximately the same size as the Company. The annual incentive plan is designed to permit the Chief Executive Officer, in a similar fashion to other executive officers, to earn substantial cash incentives, but only if targeted EPS goals are achieved. The Compensation Committee determines the performance objectives, specifically defining the significant EPS growth required and set forth in the annual incentive bonus plan, as described herein. Finally, the Compensation Committee believes that stock options are a significant part of the Chief Executive Officer's compensation package, and has historically made grants of stock options to the Chief Executive Officer to emphasize the importance of long-term shareholder value. In 1999, Mr. Anthony Zalenski served as the Company's Chief Executive Officer, and was paid a base salary of $360,000 and received other net benefits valued at $11,493. Mr. Zalenski was not granted any stock options in 1999. Effective January 11, 2000, Mr. Robert Ferguson assumed the role of Chief Executive Officer.


                             COMPENSATION COMMITTEE

                            Blaine E. Davis, Chairman
                                  H. Ric Luhrs
                               Joseph M. O'Donnell
                                   Eduard Will
                                 Arthur R. Wyatt

                      COMPLIANCE WITH SECTION 16(a) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to the Company's directors, executive officers and greater than ten percent beneficial owners were complied with.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as the independent public accountants for the Company since 1991. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting for the purpose of making a statement if he or she so desires and to respond to appropriate questions. The Company has not selected independent public accountants for the year ending December 31, 2000. The Company is currently evaluating independent public accounting firms and expects to make its decision in the near future.

                             SHAREHOLDERS PROPOSALS

     Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Corporation's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 2001 must be received at the Corporation's principal executive offices in Boca Raton, Florida on or before December 31, 2000. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regards to the detailed requirements of such securities rules. In accordance with the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, if the Corporation does not receive notice of a stockholder proposal to be raised at its 2001 Annual Meeting of Stockholders on or before December 31, 2000, then in such event, the proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2001 Annual Meeting of Stockholders.

                                  OTHER MATTERS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is that which is set forth herein. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy Card to vote proxies on such matters in accordance with their judgment.

                                  By Order of the Board of Directors

                                  /s/Robert W. Federspiel

                                  Robert W. Federspiel, Secretary

Boca Raton, Florida
April 28, 2000

                                 FORM OF PROXY

|X|       PLEASE MARK VOTES
          AS IN THIS EXAMPLE

======================================================
                                                        1. Election of twelve (12) Directors of the Company to serve until the next
                                     Annual

                  BOCA RESEARCH, INC.                      Meeting of Shareholders as more fully described in the accompanying Proxy
                                   Statement.

======================================================
Mark box at right if an address change has     |_|        (01) Bernard A. Carballo  (07) Michael S. Polacek     For All       With-
been noted on the reverse side of this                    (02) Blaine E. Davis      (08) Douglas K. Raborn        For All
card.                                                     (03) Robert W. Ferguson   (09) Phillip A. Vachon    Nominees hold   Except
                                                          (04) Karl Gruns           (10) Rob van                 |_|   |_|     |_|
                                                          (05) H. Rick Lurs             Oostenbrugge
                                                          (06) Joseph M. O'Donnell  (11) Eduard Will
                                                                                    (12) Arthur R. Wyatt

                                                        The Board of Directors recommends a vote FOR proposal 1.

CONTROL NUMBER:                                         NOTE:  If you do not wish your shares voted "For" a particular nominee, mark
RECORD DATE SHARES:                                     the "For All Except" box and strike a line through the name(s) of the nominee(s).
                                                          Your  shares  will  be voted for the remaining nominee(s).

                                                          2.  To consider and act upon a proposal to
                                                              approve an amendment  to  the              For      Against  Abstain
                                                              Boca Research, Inc.  1996                  |_|        |_|     |_|
                                                              Non-Employee
                                                              Director Stock Option   Plan   to
                                                              Increase the number  of  shares
                                                              covered thereby from  200,000
                                                              shares to  500,000 shares.

                                                              The Board of Directors recommends a vote
                                                              FOR proposal 2.

                                                          3.  To consider and act upon a proposal to
                                                              approve an amendment  to  the              For      Against  Abstain
                                                              Boca Research, Inc. 1996                   |_|        |_|     |_|
                                                              Non-Employee Director Stock
                                                              Option Plan to Increase the
                                                              number  of  shares subject to options
                                                              issued annually to each  non-employee
                                                              director from 10,000  shares  to
                                                              12,000 shares.

                                                              The Board of Directors recommends  a vote
                                                              FOR proposal 3.

                                                        4.  In their discretion, the proxies are authorized to vote upon such other
Please be sure to sign and date this                        business as may properly come before the meeting or any adjournments or
Proxy.                                     Date             postponements thereof.
---------------------------------------------------------

                                                              Receipt is hereby acknowledged of the Notice of Annual Meeting of
-----Shareholder sign  here------------Co-owner here sign     Shareholders and the Proxy Statement and Annual Report furnished herewith.

DETACH CARD                                                        DETACH CARD

                               BOCA RESEARCH, INC.

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot, which is discussed in detail in the enclosed proxy material.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid, addressed envelope.

Your vote must be received prior to the Annual Meeting of Shareholders to be held on May 22, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Boca Research, Inc.





                               BOCA RESEARCH, INC.

                         Annual Meeting of Shareholders
                                  May 22, 2000

The undersigned hereby appoints Robert W. Ferguson and Robert W. Federspiel, or either of them, with power of substitution, Proxies to vote at the Boca
Research, Inc. Annual Meeting of Shareholders on May 22, 2000, and any adjournments or postponements thereof, all shares of Common Stock of Boca Research, Inc. that the undersigned is entitled to vote at such meeting on matters which may come before the Annual Meeting in accordance with and as more fully describe in the Notice of Annual Meeting of Shareholders and the Proxy Statement.

The Proxies will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the Proxies will vote your shares as follows: FOR proposal 1; FOR Proposal 2; and FOR Proposal 3.

-------------------------------------------------------------------------------
                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or here title.

-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?